SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 17, 2002

________________________________CityXpress Corp___________________________________

(Exact Name of Registrant as Specified in Its Charter)

______________________________________Florida_____________________________________

(State or Other Jurisdiction of Incorporation)

____________________000-30742______________98-0232838_____________________________

(Commission File Number) (IRS Employer Identification No.)

___________________Suite 200, 1727 West Broadway, Vancouver, B.C. Canada V6J4W6_______

(Address of Principal Executive Offices) (Zip Code)

_______________________________(604) 638-3811_______________________________________

(Registrat's Telephone Number, Including Area Code)

_________________________________________________________________________

(Former Name of Former Address, if Changed Since Last Report)

ITEM 5. Other Events

On June 17, 2002, the Company issued a press release announcing that it had signed a non-binding offer letter under which the Company would acquire the auction business and other assets of 10digit Communications.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Number Description of Exhibits

99.1 Press Release released June 17, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITYXPRESS CORP.

Date:_June 20 2002 By: /s/ Ken Bradley

Chief Financial Officer and Chief Operating Officer

FOR IMMEDIATE RELEASE

CITYXPRESS SIGNS LETTER OF INTENT TO ACQUIRE AUCTION BUSINESS

OF 10DIGIT COMMUNICATIONS

Vancouver, BC June 17, 2002 CityXpress Corp (OTCBB:CYXP), a leading developer of revenue-generating solutions for media companies, today announced that it has signed a non-binding offer letter under which CityXpress would acquire the auction business and other assets of 10digit Communications.

10digit Communications provides software and services that allow newspapers to conduct online auctions. 10digit customers include over 25 Canadian newspapers.

Under the terms of the offer letter, CityXpress would acquire the auction business of 10digit, the servers on which the auctions are hosted by 10digit to service and support its auction business, and certain other assets. The acquisition is scheduled to be completed on or about July 2, 2002.

CityXpress provides a growing number of newspaper affiliates in the US and Canada newspapers with innovative products that generate incremental sources of advertising revenue. Xpress Auctions, the most comprehensive product available for newspapers, provides the complete workflow environment required to conduct and administer newspaper auctions. The Company's Xpress Special Sections delivers a powerful package of fresh editorial content and contextually-related advertising and promotional products, providing targeted promotional opportunities for local advertisers wishing to reach a valuable niche audience.

ABOUT CITYXPRESS

CityXpress develops integrated online and promotional solutions that provide media companies with opportunities to generate new sources of incremental revenues from their Internet sites. CityXpress has offices in Vancouver, Canada and Kirkland, Washington. CityXpress shares trade on the NASD OTCBB under symbol CYXP. More information on CityXpress is available at the company's corporate website at www.CityXpress.com.

FOR MORE INFORMATION CONTACT:

Kris Guttormsson

Corporate Communications

CityXpress Corp

877-629-3976 x 317

:kguttormsson@cityxpress.com

This press release and/or communication contains forward-looking statements regarding the Company's business strategy and future plans of operations. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those mentioned in various press releases and/or communications of the Company, may cause actual results and performance to differ materially from the future results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release and/or communication speak only as of the date hereof and the Company disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Company's expectations or future events.

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